SUPPLEMENT TO THE PROSPECTUSES

OF

EVERGREEN SECTOR FUNDS

I.              Evergreen Health Care Fund (the “Fund”)

                Effective September 8, 2006, Walter T. McCormick, CFA, is the new portfolio manager of Evergreen Health Care Fund.

                Currently, Mr. McCormick is a Senior Vice President, Senior Portfolio Manager and head of the Large Cap Value and Core Equity team at EIMC.  He originally was employed by a predecessor of EIMC from 1984 to 1998.  Mr. McCormick then joined David L. Babson & Co., Inc. from 1998 to April 2000.  From April 2000 to March of 2002 he managed private portfolios.  Mr. McCormick rejoined EIMC in March 2002.

The sections of the Fund’s prospectus entitled "Fund Facts" and "The Funds’ Portfolio Managers" are revised accordingly.

September 8, 2006                                                                                                                                577433 (9/06)